UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2005

Sun Life Insurance and Annuity Company of New York

(Exact name of registrant as specified in its charter)

New York	33-1079, 33-58482, 333-77281 and 333-09141	04-2845273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 East 42nd Street, Suite 1115
New York, New York	10165
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 922-9242

122 East 42nd Street, Suite 1900, New York, New York 10017

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 25, 2005, management of the registrant, Sun Life Insurance and Annuity Company of New York (the "Company"), concluded that the Company's previously issued audited financial statements for the years ended December 31, 2004 and 2003 included in the Company's Annual Report on Form 10-K and the unaudited financial statements for the quarterly periods ended September 30, 2004, June 30, 2004, March 31, 2004 and September 30, 2003 included in the Company's Quarterly Reports on Form 10-Q should be restated because of certain errors in those financial statements. Accordingly, such financial statements, financial information, and the related auditors' reports should no longer be relied upon.

During the course of the financial closing process for the quarterly period ended March 31, 2005, certain errors were identified relating to deferred policy acquisition costs ("DAC") and amortization of DAC in the Company's financial statements beginning with the quarterly period ended September 30, 2003. As a result of these errors, the Company's stockholder's equity was understated at December 31, 2003 and 2004. The Company's net income was understated for the year ended December 31, 2003, but was overstated for the year ended December 31, 2004. These errors had no impact on the consolidated financial statements of the Company's direct parent, Sun Life Assurance Company of Canada (U. S.), or its indirect parent, Sun Life Financial Inc.

On April 26, 2005, the Audit Committee of the Company's Board of Directors and management discussed these matters with the Company's independent registered public accounting firm. The previously published audited financial statements and other financial information for the years ended December 31, 2004 and 2003 and selected financial data for the quarterly periods ended September 30, 2004, June 30, 2004, March 31, 2004, September 30, 2003 will be restated in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2004, which the Company will file as soon as practicable.

The discussion of the Company's revised financial results contained in this Current Report on Form 8-K has been prepared by management and represents management's current assessment of the revised results, which have not been audited or reviewed by the Company's independent registered public accounting firm.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SIGNATURES
Sun Life Insurance and Annuity Company of New York
(Registrant)

Date: April 29, 2005	By: /s/ Gary Corsi
Gary Corsi
Vice President and Chief Financial Officer

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